POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Peter Lahaie, President, and Chief Executive Officer of MML Distributors, LLC (MML Distributors), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Senior Vice President, Secretary, and Deputy General Counsel of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as President and Chief Executive Officer of MML Distributors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 12th day of April, 2006.

/s/ Peter Lahaie
Peter Lahaie President, and Chief Executive Officer of MML Distributors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Norman A. Smith, Vice President and Corporate Controller (Chief Accounting Officer) of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Senior Vice President, Secretary, and Deputy General Counsel of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as Vice President and Corporate Controller (Chief Accounting Officer), to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 10th day of April, 2006.

/s/ Norman A. Smith
Norman A. Smith Vice President and Corporate Controller (Chief Accounting Officer)	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Stuart H. Reese, President and Chief Executive Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”) and a member of the Board of Directors of MassMutual, appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Senior Vice President, Secretary, and Deputy General Counsel of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as President and Chief Executive Officer of MassMutual and a member of the Board of Directors of MassMutual, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 6th day of April, 2006.

/s/ Stuart Reese
Stuart Reese Director, President, and Chief Executive Officer	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Roger G. Ackerman, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 24th day of March, 2006.

/s/ Roger G. Ackerman
Roger G. Ackerman Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, James R. Birle, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 15th day of March, 2006.

/s/ James R. Birle
James R. Birle Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Gene Chao, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 22nd day of March, 2006.

/s/ Gene Chao
Gene Chao Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, James H. DeGraffenreidt, Jr., a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of March, 2006.

/s/ James H. DeGraffenreidt, Jr.
James H. DeGraffenreidt, Jr. Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Patricia Diaz Dennis, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of March, 2006.

/s/ Patricia Diaz Dennis
Patricia Diaz Dennis Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, James L. Dunlap, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this                  day of         , 2006.

/s/ James L. Dunlap
James L. Dunlap Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, William B. Ellis, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this              day of             , 2006.

/s/ William B. Ellis
William B. Ellis Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Robert M. Furek, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 24th day of March, 2006.

/s/ Robert M. Furek
Robert M. Furek Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Carol A. Leary, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 29th day of March, 2006.

/s/ Carol A. Leary
Carol A. Leary Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, William B. Marx, Jr., a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of March, 2006.

/s/ William B. Marx, Jr.
William B. Marx, Jr. Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, John F. Maypole, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 15th day of March, 2006.

/s/ John F. Maypole
John F. Maypole Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Marc Racicot, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 16th day of March, 2006.

/s/ Marc Racicot
Marc Racicot Member, Board of Directors	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Michael Rollings, Senior Vice President and Acting Chief Financial Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Senior Vice President, Secretary, and Deputy General Counsel of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as Senior Vice President and Acting Chief Financial Officer of MassMutual, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 19th day of April, 2006.

/s/ Michael Rollings
Michael Rollings Senior Vice President, and Acting Chief Financial Officer	Witness

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Robert Essner, a member of the Board of Directors of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoint Mark Roellig, General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, as well as Stephen Kuhn, Secretary of MassMutual, and all persons succeeding him in the capacity of Secretary (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorneys to sign the Undersigned’s name, solely in the capacity as a member of MassMutual’s Board of Directors, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate investment accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-7724
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-7723
Massachusetts Mutual Variable Annuity Separate Account 3	33-83798
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156,333-131007
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557
Massachusetts Mutual Variable Life Separate Account II	033-31348
Massachusetts Mutual Variable Annuity Fund 1	002-30696
Massachusetts Mutual Variable Annuity Fund 2	002-48707
Panorama Separate Account	333-01363
Connecticut Mutual Variable Life Separate Account I	333-01349, 033-91072
CML Variable Annuity Account A	333-01369
CML Variable Annuity Account B	333-01351
CML Accumulation Annuity Account E	333-01357

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

IN WITNESS WHEREOF the Undersigned has set his hand this 11th day of April, 2006.

/s/ Robert Essner
Robert Essner Member, Board of Directors	Witness